                                                                    Exhibit 10.8

              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 21, 2005, is entered into by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively, the "Lender Group"), in light of the following:

                                   WITNESSETH

          WHEREAS, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 7, 2003 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

          WHEREAS, the Borrowers have informed the Lender Group that pursuant to that certain Stock Purchase Agreement dated as of November 3, 2005 by and between Parent and Trump Entertainment Resorts Holdings, L.P. (the "Acquisition Agreement") Parent intends to acquire 100% of the Stock of Trump Indiana, Inc. for an aggregate cash purchase price not to exceed $253,000,000 (the "Acquisition");

          WHEREAS, each Borrower has requested that the Lender Group agree to
(i) amend the Loan Agreement in accordance with the provisions of this Amendment, (ii) consent to the consummation of the Acquisition and (iii) consent to the release of MSCCC as a Guarantor; and

          WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lender Group is willing to so amend the Loan Agreement, so consent to the Acquisition and so consent to such release.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

     (a) Section 1.1 of the Loan Agreement is hereby amended as follows:

          (i)  by (A) deleting the word "and" immediately preceding clause
               (b)(viii) of the definition of "Consolidated Cash Flow", (B) deleting the semicolon at the end of clause (b)(viii) of the definition of "Consolidated Cash Flow" and replacing it with ", and", and (C) by inserting the following new clause (b)(ix) immediately following clause (b)(viii) of the definition of "Consolidated Cash Flow":

               "(ix) charges incurred by Parent, BHR Joint Venture and MSC II during Parent's fourth fiscal quarter of its 2005 fiscal year and Parent's first fiscal and second fiscal quarters of its 2006 fiscal year in respect of severance payments made to employees of Parent, BHR Joint Venture and MSC II in connection with the Acquisition (as such term is defined in the Fourth Amendment) and the consolidation of the operations of Parent, BHR Joint Venture and MSC II, in an aggregate amount not in excess of $2,000,000, in each case determined in accordance with GAAP;"

          (ii) by (A) deleting the phrase ", in each case as determined in accordance with GAAP." appearing at the end of clause (h) of the definition of "EBITDA" and replacing it with ", plus", and (C) by inserting the following new clause (i) immediately thereafter:

               "(i) to the extent that such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (and to the extent that such fiscal period includes Parent's fourth fiscal quarter of its 2005 fiscal year and Parent's first and second fiscal quarters of its 2006 fiscal year), charges incurred by Parent, BHR Joint Venture and MSC II during Parent's fourth fiscal quarter of its 2005 fiscal year and Parent's first and second fiscal quarters of its 2006 fiscal year in respect of severance payments made to employees of Parent, BHR Joint Venture and MSC II in connection with the Acquisition (as such term is defined in the Fourth Amendment) and the consolidation of the operations of Parent, BHR Joint Venture and MSC II, in an aggregate amount not in excess of $2,000,000, in each case as determined in accordance with GAAP."

          (iii) by deleting the number $270,000,000" appearing in clause (g) of the definition of Permitted Indebtedness and replacing it with the number "$330,000,000".

     (b) Section 1.1 of the Loan Agreement is hereby further amended by inserting the following new definitions in proper alphabetical order:

          ""Adjusted EBITDA" means, for any period, Parent's and its Restricted Subsidiaries' EBITDA for such period, adjusted give pro forma effect to the Acquisition (as such term is defined in the Fourth Amendment) calculated in a manner consistent with the projections delivered to Agent on or about December 10, 2005, to the extent that the Acquisition occurred during such period.

          ""BHPA" means Buffington Harbor Parking Associates, L.L.C., a Delaware limited liability company."

          ""Discount Notes" means the 12-1/2% Senior Discount Notes co-issued by Majestic Holdco, LLC and Majestic Star Holdco, Inc. in the aggregate principal amount of $63,500,000 due 2011."

          ""Fourth Amendment" means that certain Amendment Number Four to Loan and Security Agreement dated as of December 21, 2005, by and among the Borrowers and the Lender Group."

          ""Fourth Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 4 of the Fourth Amendment shall be satisfied (or waived by Agent in its sole discretion)."

          ""Fourth Amendment Fee" has the meaning set forth in Section 2.11(e)."

          ""Holdings" means Majestic Holdco, LLC, an Indiana limited liability company."

          ""MSC II" means The Majestic Star Casino II, Inc., an Indiana corporation (formerly known as Trump Indiana, Inc.)."

          ""MSCCC" means The Majestic Star Casino Capital Corp., an Indiana corporation."

          ""MSCCC II" means Majestic Star Casino Capital Corp. II, an Indiana corporation."

          ""MSHI" means Majestic Star Holdco, Inc., an Indiana corporation."

          ""Senior Unsecured Notes" means the 9-3/4% Senior Notes co-issued by The Majestic Star Casino, LLC and Majestic Star Casino Capital Corp. II in the aggregate principal amount of $200,000,000 due 2011."

     (c) Section 1.1 of the Loan Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

          ""Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) from and after the Fourth Amendment Effective Date through and including December 31, 2007, 2.0% times the Maximum Revolver Amount, (b) from and after January 1, 2008 through and including December 31, 2008, 1.5% times the Maximum Revolver Amount, and (c) from and after January 1, 2009 up to the Maturity Date, 1.0% times the Maximum Revolver Amount."

          ""Applicable Unused Line Fee Percentage" means, as of any date of determination, an amount equal to 0.25%."

          ""Base Rate Margin" means, as of any date of determination, the following margin based upon Parent's most recent Adjusted EBITDA calculation (determined as set forth in the following paragraph); provided, however, that for the period from the Closing Date through the date Agent receives the certified calculation of Parent's Adjusted EBITDA in respect of the testing period ended on December 31, 2005 delivered by Parent pursuant to Section 6.3, the applicable Base Rate Margin shall be 0.25 percentage points:

Level                  Adjusted EBITDA                     Base Rate Margin
-----                  ---------------                     ----------------
 I      greater than $100,000,000                       0.00 percentage points
 II     equal to or greater than $90,000,000 and less   0.25 percentage points
        than or equal to $100,000,000
 III    less than $90,000,000                           0.50 percentage points

          Except as set forth in the foregoing proviso, the Base Rate Margin shall be based upon Parent's most recent Adjusted EBITDA calculation, which will be calculated monthly based upon the 12 consecutive fiscal months then ended. Except as set forth in the initial proviso in this definition, the Base Rate Margin shall be re-determined each month on the first day of the month following the date Parent delivers to Agent the certified calculation of Adjusted EBITDA pursuant to Section 6.3 hereof; provided, however, that if Parent fails to provide such certification when such certification is due, the applicable Base Rate Margin shall be set at the margin in the row styled "Level III" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Base Rate Margin shall be set at the margin based upon the Adjusted EBITDA calculation disclosed by such certification)."

          ""BHR Joint Venture" means Buffington Harbor Riverboats, L.L.C., a Delaware limited liability company."

          ""Change of Control" means (a) a majority of the members of the Board of Directors of Parent do not constitute Continuing Directors, (b) Parent ceases to own and control, directly or indirectly, 100% of the outstanding Stock of each of its Restricted Subsidiaries extant as of the Fourth Amendment Effective Date (including BHR and BHPA), (c) Permitted Holders cease to own and control, beneficially, directly, and of record more than 60% of the issued and outstanding Stock of Holdings, (e) a "change of control" (as that term is defined in the Indenture as in effect on the Closing Date) has occurred, or (d) Holdings ceases to own and control, beneficially, directly, and of record 100% of the outstanding Stock of Parent."

          ""Guarantor" means, Majestic Investor, Majestic Investor Capital Corp., Majestic Investor Holdings, BHPA, BHR Joint Venture, and all of the current or future other Restricted Subsidiaries of Parent."

          ""Letter of Credit Fee" means, as of any date of determination, 2.00 percentage points."

          ""LIBOR Rate Margin" means, as of any date of determination, the following margin based upon Parent's most recent Adjusted EBITDA calculation (determined as set forth in the following paragraph); provided, however, that for the period from the Closing Date through the date Agent receives the certified calculation of Parent's Adjusted EBITDA in respect of the period ended on December 31, 2005 delivered by Parent pursuant to Section 6.3, the applicable LIBOR Base Rate Margin shall be 2.75 percentage points:

Level                  Adjusted EBITDA                     LIBOR Rate Margin
-----                  ---------------                     -----------------
 I      greater than $100,000,000                       2.50 percentage points
 II     equal to or greater than $90,000,000 and less   2.75 percentage points
        than or equal to $100,000,000
 III    less than $90,000,000                           3.00 percentage points

          Except as set forth in the foregoing proviso, the LIBOR Rate Margin shall be based upon Parent's most recent Adjusted EBITDA calculation, which will be calculated monthly based upon the 12 consecutive fiscal months then ended. Except as set forth in the initial proviso in this definition, the LIBOR Rate Margin shall be re-determined each month on the first day of the month following the date Parent delivers to Agent the certified calculation of Adjusted EBITDA pursuant to Section 6.3 hereof; provided, however, that if Parent fails to provide such certification when such certification is due, the applicable LIBOR Rate Margin shall be set at the margin in the row styled "Level III" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the LIBOR Rate Margin shall be set at the margin based upon the Adjusted EBITDA calculation disclosed by such certification)."

          ""Limited Recourse Guarantor" means Holdings."

     (d) Section 2.11(c) of the Loan Agreement is hereby amended by (i) deleting the phrase "5 Examiner-Days" appearing therein and replacing it with the phrase "10 Examiner-Days", and (ii) deleting the number "$25,000," appearing at the end thereof and replacing it with the number "$50,000,".

     (e) Section 2.11 of the Loan Agreement is hereby amended (i) by deleting the phrase "(except in the case of the fee described in clause (d) of this Section 2.11, which fee shall be distributed ratably among the Lenders as set forth in such clause (d) hereof)" immediately following the words "(irrespective of whether this Agreement is terminated thereafter) and shall" appearing in the first sentence therein and replacing it with the phrase "(except in the case of the fees described in clauses (d) and (e) of this Section 2.11, which fees shall be distributed ratably among the Lenders as set forth in such clauses (d) and (e) hereof)", (ii) by deleting the word "and" at the end of clause (c), (iii) by deleting the period at the end of clause (d) and replacing it with ", and", and (iv) by adding the following new clause (e):

          "(e) FOURTH AMENDMENT FEE. An amendment fee in the amount of $100,000 (the "Fourth Amendment Fee"), which amendment fee shall be fully earned on the Fourth Amendment Effective Date, shall be distributed ratably among the Lenders in accordance with their respective Pro Rata Shares, and shall be charged to Borrowers' Loan Account on such date."

     (f) Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "3.4 TERM. This Agreement shall continue in full force and effect for a term ending on April 15, 2010 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

     (g) The Loan Agreement is hereby amended by inserting the following new
     Section 5.22 immediately following Section 5.21:

          "5.22 MSCCC; MSCCC II; MSHI. None of MSCCC, MSCCC II and MSHI has any assets of any kind or nature or has incurred any Indebtedness other than Indebtedness evidenced by the Indenture as a co-issuer of the Notes, in the case of MSCCC, or by the indenture governing the Discount Notes as a co-issuer of the Discount Notes, in the case of MSHI, or by the indenture governing the Senior Unsecured Notes as a co-issuer of the Senior Unsecured Notes, in the case of MSCCC II."

     (h) Section 6.3(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "(i) (A) a company prepared consolidated and consolidating balance sheet, income statement, and statement of cash flow covering Parent's and its Restricted Subsidiaries' operations during such period, and (B) during the period from and including the Fourth Amendment Effective Date through and including December 31, 2006, a calculation of Parent's Adjusted EBITDA."

     (i) Section 7.13(b)(iv)(B) of the Loan Agreement is hereby amended by deleting the number "$10,000,000" appearing therein and replacing it with the number "$15,000,000".

     (j) Section 7.18(a)(i) of the Loan Agreement is hereby amended by deleting the chart appearing therein and replacing it with the following chart:

"Applicable Amount                   Applicable Period
------------------                   -----------------
    $60,000,000                   For the 12 month period
                                   ending March 31, 2006

    $65,000,000                   For the 12 month period
                                    ending June 30, 2006

    $70,000,000                   For the 12 month period
                                 ending September 30, 2006

    $80,000,000                   For the 12 month period
                                  ending December 31, 2006

    $90,000,000                   For the 12 month period
                     ending March 31, 2007 and for the 12 month period
                               ending on the last day of each
                                     month thereafter"

     (k) Section 7.18(a)(ii) of the Loan Agreement is hereby amended by deleting the chart appearing therein and replacing it with the following chart:

"Applicable Ratio                   Applicable Period
-----------------                   -----------------
    1.85:1.0                     For the 12 month period
                    ending March 31, 2006 and on the last day of each
                         fiscal quarter of Borrowers thereafter"

     (l) Section 7.18(b)(i) of the Loan Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

               "(i) CAPITAL EXPENDITURES. Capital Expenditures in any fiscal year in excess of $20,000,000 other than (A) Capital Expenditures made or incurred on or before June 30, 2007 in connection with the purchase of new slot-machines or conversion of existing slot-machines, in each case in connection with their conversion from cash-pay slot-machines to ticket-in-ticket-out slot-machines at the casinos located in Black Hawk, Colorado, and Tunica, Mississippi, in an aggregate amount of all such Capital Expenditures described in this clause (A) not to exceed $7,500,000, and (B) Capital Expenditures made or incurred on or before December 31, 2008 in connection with the expansion of the casino in Black Hawk, Colorado, in an aggregate amount not to exceed $25,000,000."

     (m) The Loan Agreement is hereby amended by inserting the following new
     Section 7.25 immediately following Section 7.24:

          "7.25 MSCCC; MSHI. Permit MSCCC or MSHI to at any time acquire any assets of any kind or nature, conduct any business of any kind or other take any action which would cause either of MSCCC or MSHI to fail to comply with each of the conditions for being an Unrestricted Subsidiary which are set forth in the definition thereof in this Agreement."

3. CONSENT. The provisions of the Loan Agreement to the contrary notwithstanding, each member of the Lender Group hereby (a) consents to the consummation of the Acquisition in accordance with the terms of the Acquisition Agreement, and (b) authorizes Agent to release MSCCC from each Loan Document to which it is a party as of the date hereof. Each Borrower hereby covenants and agrees that it will, on or before January 12, 2006, (a) deliver to Agent such Mortgages, title insurance policies, surveys, Phase I Environmental Reports, ship mortgages and other documents, opinions (including, without limitation, any opinions with respect to the joinder of any parties to any of the Loan Documents) of or agreements as Agent shall require to evidence the granting of a first priority Lien in favor of Agent with respect to the Real Property and the vessel to be acquired in connection with the Acquisition, (b) use its commercially reasonable efforts to cause the Indenture Trustee to execute such subordination agreements as Agent shall reasonably require (in recordable form) to provide record notice of the existence of the Intercreditor Agreement, and (c) deliver to Agent true and correct copies of each of the agreements and other documents executed in connection with the Acquisition, this agreement and the issuance of the other Indebtedness that is to be issued in connection therewith. The failure of the Borrowers to comply with any of the foregoing shall constitute an immediate Event of Default.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) Agent shall have received such joinder and amendment documents as Agent shall require so that (i) MSC II has been joined as an additional Borrower to the Loan Agreement, (ii) BHR Joint Venture and BHPA has been joined as additional Guarantors to the Guaranty, and each of MSCII, BHR Joint Venture and BHPA have become parties to the other Loan Documents, (iii) Holdings has executed a limited recourse guaranty and a stock pledge agreement, (iv) the Stock of Parent acquired by Holdings, the Stock of MSC II, BHR and BHPA acquired by Parent is pledged to secure the Obligations and the certificates evidencing such Stock (together with appropriate Stock powers) are delivered to Agent, together with such other documents and opinions as Agent shall require in connection therewith, in each case, which are in form and substance reasonably satisfactory to Agent;

     (c) Agent and BDI shall have executed and delivered a release with respect to the Loan Documents to which BDI is a party, which shall be in form and substance satisfactory to Agent and BDI;

     (d) Agent shall have received a true and correct copy of (i) the Acquisition Agreement, the escrow agreement, the license agreement, the transition services agreement and all other agreements or documents executed in connection therewith, (ii) the supplemental indentures issued in connection with the Indenture, (iii) the indenture governing the Discount Notes, and (iv) the indenture governing the Senior Unsecured Notes, in each case, certified by a vice president and chief financial officer of Parent as being true, correct and complete copies thereof, as in effect on the date hereof;

     (e) Agent shall have received the reaffirmation and consent of each Guarantor and Limited Recourse Guarantor attached hereto as Exhibit A (the "Consent"), duly executed and delivered by an authorized official of each Guarantor and of Limited Recourse Guarantor;

     (f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

     (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group.

5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender Group as follows:

     (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) The execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     (c) This Amendment and the Loan Agreement, as amended by this Amendment, constitute each Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms,

     (d) This Amendment has been duly executed and delivered by each Borrower,

     (e) The execution, delivery, and performance of the Consent is within each Guarantor's and Limited Recourse Guarantor's corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     (f) The Consent constitutes each Guarantor's and Limited Recourse Guarantor's legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms,

     (g) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

     (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group, and

     (i) The Consent has been duly executed and delivered by each Guarantor and Limited Recourse Guarantor.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                                                               EXECUTION VERSION

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                        THE MAJESTIC STAR CASINO, LLC
                                        an Indiana limited liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        THE MAJESTIC STAR CASINO II, INC.,
                                        an Indiana corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BARDEN MISSISSIPPI GAMING, LLC
                                        a Mississippi limited liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        BARDEN COLORADO GAMING, LLC
                                        a Colorado limited liability company


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        WELLS FARGO FOOTHILL, INC.,
                                        as Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ALLIED IRISH BANKS PLC.,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        CANPARTNERS INVESTMENTS IV, LLC,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                                               EXECUTION VERSION

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("MSC"), and each of MSC's Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with MSC, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively the "Lender Group"), dated as of October 7, 2003 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Four to Loan and Security Agreement, dated as of December 21, 2005 (the "Amendment"), among the Borrowers and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

          IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                        MAJESTIC HOLDCO, LLC,
                                        an Indiana limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MAJESTIC INVESTOR, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MAJESTIC INVESTOR HOLDINGS, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MAJESTIC INVESTOR CAPITAL CORP.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BUFFINGTON HARBOR PARKING ASSOCIATES,
                                        LLC Delaware limited liability company

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BUFFINGTON HARBOR RIVERBOATS, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       R-2